Accrued Liabilities and Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2020
Payables And Accruals [Abstract]
Schedule of Accrued Liabilities and Other Liabilities

	As of
	December 31, 2019	December 31, 2020
Accrued liabilities and other current liabilities
Accrued advertising and marketing expense	624,684,280	610,330,541
Tax surcharges and other fees (1)	134,003,155	134,174,460
Accrued professional service fees	4,695,155	4,381,461
Accrued convertible redeemable preferred shares issuance cost of a subsidiary	435,000	3,135,298
Refund from depositary bank (2)	2,640,471	2,469,655
Payables to employees related to net proceeds from share options exercised	18,439,722	—
Accrued employee welfare expense	1,547,431	—
Others	2,050,228	8,942,857

	788,495,442	763,434,272

Non-current
Non-refundable incentive payment from depositary bank (2)	7,212,463	4,255,931
Total	795,707,905	767,690,203

(1)
This balance is primarily related to a cultural development fee on the provision of advertising services in the PRC that the Group is subject to. The applicable tax rate was 3% of the net advertising revenues up until June 30, 2019, and was updated to 1.5% effective July 1, 2019. Due to the
COVID-19
pandemic, the Group was exempt from the cultural development fee for 2020.

(2)
The Company received
non-refundable
incentive payment of USD 1.8 million (RMB 12.5 million) from depositary bank in September 2018, and the amount will be recorded ratably over a 5 year arrangement period. For the years ended December 31, 2019 and 2020, the Company recorded amount of RMB2.6 million each year as a reduction in general and administrative expenses. During the fourth quarter of 2020, the Company received an additional incentive payment of USD0.6 million (RMB4.1 million) from the bank and the payment was recorded as a one time reduction in general and administrative expenses.